Exhibit 99.1

FINANCIAL SUMMARY Allan Gilmour Vice Chairman & Chief Financial Officer

OVERVIEW OF 2003 Revitalization Plan is Working On Track for 2003 Automotive Breakeven -- Strong First Quarter Results Continuing Momentum on Key Business Fundamentals Major Acceleration of Cost Efforts in 2003 Cash and Liquidity Remain Strong 1

2003 EXTERNAL MILESTONES 2003 Milestone * At constant volume, mix, and exchange (See Appendixes 1 and 2 for reconciliation to GAAP) ** Excluding tax refunds (See Appendixes 3 and 4 for reconciliation to GAAP) *** Incl. proceeds from divestiture of Axus; $930 million received by Automotive Sector **** (See Appendixes 5 and 6 for reconciliation to GAAP) Present Outlook Memo: First Qtr. January Outlook Full Year Industry Volume -- U.S. 16.5 million units No Change 16.2 -- Europe 17.0 million units 16.5 Mils. 16.6 Net Pricing* -- U.S. (Ford / LM) 0% <0% 0.2% -- Europe (Ford) 1% <1% (1.4)% Physicals Quality Improve in all regions On Track On Track Market Share Improve in all regions On Track On Track Automotive Cost Performance* Improve by at least $500 million > $500 Mils. $638 Mils. Capital Spending $8 billion On Track $1.4 Bils. Financial Results Automotive Income Before Taxes Breakeven On Track $659 Mils. Operating Related Cash Flows** Breakeven On Track $0.6 Bils. Ford Credit - Improve cash contribution to Parent On Track $1.0 Bils.*** - Maintain managed leverage in low On Track 12.8 end of 13-14 to 1 range**** Planning Assumptions 3

Market Factors Cost Performance Profit, Cash, and Liquidity Summary 5

INDUSTRY AND MARKET SHARE Industry Volume (Mils.) U.S. 17.1 16.3 (0.6) 16.5 Europe 17.2 16.6 (0.4) 16.5 Market Share U.S. Ford 17.5% 17.7% 0.4 Pts. Lincoln / Mercury 2.4 2.1 (0.1) Volvo 0.6 0.8 0.1 Jaguar 0.4 0.3 (0.1) Land Rover 0.2 0.2 0 Total Company 21.1% 21.1% 0.3 Pts. Europe Ford 8.7% 9.1% 0.2 Pts. Volvo 1.3 1.3 (0.1) Jaguar 0.3 0.3 0 Land Rover 0.6 0.6 (0.1) Total Company 10.9% 11.2% 0.0 Pts. Full Year 2002 2003 B / (W) 2002 April Year-to-Date 2003 Planning Assumptions Improve In all Regions 7

NET PRICING METHODOLOGY Calculated for U.S. sales of Ford and Lincoln Mercury cars and trucks European sales of Ford Brand cars and trucks (at constant exchange) Net pricing represents Change in average per unit wholesale delivered price excluding mix Change in average per unit expense of marketing incentives 9

4Q 2001 1Q 2002 1Q 2003 20345 20848 21716 First Quarter 2002 Per Unit* First Quarter 2003 $20,848 NORTH AMERICA NET REVENUE (FORD AND LINCOLN / MERCURY) $21,716 Fourth Quarter 2001 U.S. Net Price 0.2 % Mix / Other 4.0 Total 4.2% $20,345 $868 $1,371 1 1

NET PRICING OUTLOOK U.S. Since the Revitalization Plan was announced, Ford has used revenue management to improve net revenue Progress going forward will be more difficult Second Quarter performance will be unfavorable due to new vehicle introduction timing Full year now expected to fall short of 0% net pricing milestone Europe Escalation of competitive marketing incentives will lead to net pricing below the 1% milestone 1 3

Market Factors Cost Performance Profit, Cash, and Liquidity Summary 1 5

COST PERFORMANCE IS ACCELERATING 2001 2002 -1 -0.5 0.5 2001 2002 Automotive Cost Performance* Better / Worse than Prior Year (Bils.) 2003 Milestone $0.5 Better Worse * At constant volume, mix, and exchange 1 7

2003 COST PERFORMANCE CONCEPTUAL REPRESENTATION Costs Increasing Product Programs - - - - Pension / Healthcare - - - - Depreciation / Amortization - - Costs Decreasing Material Cost Reductions + + + + Overheads + + + + Manufacturing / Engineering Efficiencies + + + Warranty / Quality + + + + + First Qtr. Full Year 2003 19

COST PERFORMANCE -- MATERIAL 2002 Material Cost Performance Compared With Prior Year 2003 Product Programs Cost Reductions Product Programs Cost Reductions Negative Balanced 21

COST PERFORMANCE -- OVERHEADS Examples of TVM Teams: Advertising and Sales Promotion IT Purchased Services Industrial Materials Construction and Site Management TVM TEAMS TO DATE IDENTIFIED ACTIONS YIELDING MORE THAN 10% THIS YEAR 23

GLOBAL PENSION AND HEALTHCARE COST PERFORMANCE Expense Pension $0.8 $0.1 $(0.7) Retiree Health Care and Life Insurance 2.5 2.1 (0.4) Total $3.3 $2.2 $(1.1) Cash Flow Pension Contribution $1.7 $ 0.5 $(1.2) Retiree Health / Life Benefit Payments 1.4 1.2 (0.2) Proj. 2003 (Bils.) Actual 2002 (Bils.) 2003 B / (W) 2002 (Bils.) 25

Market Factors Cost Performance Profit, Cash, and Liquidity Summary 27

2003 PROFIT OUTLOOK -- COMPARISON WITH 2002 2002 2003 Vol/Mix Net Price Cost Other East 0.47 0.7 -0.25 0.2 0.25 0.1 $0.47* $0.70 EPS 2002 2003 Volume / Mix Net Price Cost Reductions Other / Financial Services Revised Outlook Revised Outlook Year-Over-Year Change * Excludes "Unusual Items" - See Appendix 7 for reconciliation to GAAP 29

2003 PROFIT OUTLOOK -- SECOND HALF COMPARISON WITH FIRST HALF 2002 2003 Vol/Mix Net Price Cost East 0.1 0.14 -0.35 0.2 -0.1 0.45 EPS 1st Half 2003 2nd Half 2003 Ford North America International Operations Ford Credit Second Half Vs. First Half Q1 $0.45 Q2 ~ $0.10 $0.70 Lower Production Volume: - Seasonality - F-150 and Freestar Changeovers Higher Product Costs Improved Share from New Products Continued Cost Reductions Lower Securitization ~ $0.15 31

AUTOMOTIVE CASH AND LIQUIDITY (BILS.) 1999 2000 2001 2002 2003 LINES 9.1 8.9 8.6 7.8 7.7 CASH 23.8 27.3 17.7 25.3 26.6 Cash* Committed Credit Lines $8.6 $26.3 2001 $7.8 2002 $17.7 $25.3 2003 First Quarter $33.1 $34.3 $7.7 $26.6 * Cash and marketable securities (including VEBA) 33

Market Factors Cost Performance Profit, Cash, and Liquidity Summary 35

Revitalization Plan is Working On Track for 2003 Automotive Breakeven and Committed to Deliver Despite Intense Competitive Environment 2003 Milestones Consistent with Achievement of Revitalization Plan Continuing Momentum on Key Business Fundamentals Key Product Introductions Major Acceleration of Cost Efforts in 2003 Liquidity Remains Strong SUMMARY / CONCLUSIONS ON TRACK TO DELIVER EARNINGS GUIDANCE OF $0.70 EPS 37

APPENDIX 39

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES Appendix - 1 - Automotive Sales 2003 First Quarter $22,215 $21,716 $5,023 $12,525 2002 First Quarter 21,473 20,848 4,138 12,100 2003 B / (W) than 2002 $ 742 $ 868 $ 885 $ 425 Memo: Change in Automotive Sales 4.2% 3.5 % Explanation of Change (Pct.) Mix, Exchange, Other 4.0% 4.9 % Net Pricing 0.2 (1.4) Total 4.2% 3.5 % North America Ford Europe (Mils.) (Per Unit) (Per Unit) (Mils.) 41

RECONCILIATION OF AUTOMOTIVE COST PERFORMANCE TO COST OF SALES AND SELLING, ADMINISTRATIVE, AND OTHER EXPENSE 2002 First Quarter Cost and Expenses $(32.2) 2003 First Quarter B / (W) 2002 Volume, Mix and Exchange-Related Cost Changes $ (1.8) Automotive Year-Over-Year Cost Performance 0.6 B / (W) 2002 First Quarter $ (1.2) 2003 First Quarter Cost and Expenses $(33.4) Bils. Appendix - 2 - 43

AUTOMOTIVE OPERATING RELATED CASH FLOWS RECONCILIATION TO GAAP Cash Flows from Operating Activities before Securities Trading* $2.3 $ 3.0 Items Included in Operating-Related Cash Flows Capital Transactions with Financial Services Sector $(0.7) $ 0.7 Capital Expenditures (1.5) (1.4) Net Transactions Between Auto. and Financial Services Sectors** (0.4) (0.3) Other, Primarily Exclusion of Cash Inflow from VEBA Drawdown (0.9) (0.5) Total Reconciling Items $(3.5) $(1.5) Operating Related Cash Flows $(1.2) $ 1.5 Memo: Operating Related Excluding $900 million of Tax Refunds $ 0.6 * As shown in our sector statement of cash flows for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flows 1st Qtr. 2003 (Bils.) Appendix - 1 - (Page 10 of 10) 1st Qtr. 2002 (Bils.) $1.8

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.2 $ 7.1 $ 1.9 * Marketable Securities 17.4 17.3 (0.1) Total Cash / Market. Sec. $22.6 $24.4 $ 1.8 VEBA 2.7 2.2 (0.5) Gross Cash $25.3 $26.6 $ 1.3 * Automotive cash flow as shown in our sector statement of cash flows 4th Qtr. 2002 (Bils.) 1st Qtr. 2003 (Bils.) 1st Qtr. 2003 B / (W) 4th Qtr. 2002 (Bils.) Appendix - 4 - 47

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Managed Receivables - includes owned receivables (the receivables Ford Credit owns and reports on its balance sheet) and receivables that Ford Credit sold in securitizations and continues to service Serviced-Only Receivables - receivables that Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Retained Interest on Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Appendix - 5 - 49

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $137.4 $137.3 Total Securitized Receivables Outstanding 66.0 73.3 Retained Interest in Securitized Receivables (9.6) (18.1) Adjustments for Cash and Cash Equivalents (7.6) (11.7) Adjustments for SFAS 133 (1.6) (6.1) Adjusted Debt $184.6 $174.7 Total Stockholder's Equity $ 13.1 $ 13.2 Adjustments for SFAS 133 0.4 0.5 Adjustments for Minority Interest * * Adjusted Equity $ 13.5 $ 13.7 Managed Leverage To 1* 13.7 12.8 Financial Statement Leverage = Total Debt / Equity 10.5 10.4 * Adjusted Debt / Adjusted Equity March 31, 2002 (Bils.) March 31, 2003 (Bils.) Leverage Calculation Appendix - 6 - 51

2002 RECONCILIATION TO GAAP NET INCOME AND EPS Operating Income $ 872 $ 0.47 Exclude Unusual Items FAS 142 Impairment $(1,002) Restructuring Ford of Europe (117) P.A.G. (106) Major Dispositions (Prim. Kwik-Fit) (525) Europe End-of-Life Vehicle (46) FAS 133 (Derivatives) (198) Tax Refund Interest 142 Total Unusual Items $(1,852) $(1.02) Net Income (GAAP) $ (980) $(0.55) Memo: Automotive $(1,956) Financial Services 976 Total $ (980) Per Share Amount (Mils.) Full Year Appendix - 7 - 53